UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ X ]

Preliminary Information Statement

[     ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

[     ]

Definitive Information Statement

ATLIN MINERAL EXPLORATION CORP.
(Name of Registrant as Specified In Its Chapter)

Payment of Filing Fee (Check the appropriate box)

[ X ]

No fee required

[     ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[     ]

Fee paid previously with preliminary materials.

[     ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Schedule 14C - Information Statement	Page 2

 Preliminary Copy

ATLIN MINERAL EXPLORATION CORP.

(a Nevada corporation)

INFORMATION STATEMENT

Date first mailed to stockholders:  May         , 2007

1005 – 289 Drake Street

Vancouver, British Columbia

V6B 5Z5     Canada

(Principal Executive Offices)

We are not asking you for a proxy and you are requested not to send us a proxy.

Item 1.

Information Required by Items of Schedule 14A.

a.

Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Atlin in connection with the prior approval by the board of directors of Atlin, and receipt by the board of approval by written consent of the holders of a majority of Atlin’s outstanding shares of common stock, of a resolution to,

1.

amend Article First of the Articles of Atlin Mineral Exploration Corp. by changing the name of Atlin Mineral Exploration Corp. to “Soltera Mining Corp.”, or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of Atlin Mineral Exploration Corp., to any such other name that is approved by the board of directors in its sole discretion; and

(the “Resolution”).

Section 78.320 of the Nevada Revised Statutes and the By-laws of Atlin provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On April 24, 2007, the board of directors of Atlin approved and recommended the Resolution.  Subsequently, the holders of a majority of the voting power signed and delivered to Atlin written consents approving the Resolution, in lieu of a meeting.  Since the holders of the required majority of shares of common stock have approved the Resolution, no other votes are required or necessary and no proxies are being solicited with this Information Statement.

Atlin has obtained all necessary corporate approvals in connection with the Resolution and your consent is not required and is not being solicited in connection with the approval of the Resolution.  This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

The Resolution will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.  The Certificate of Amendment will be filed with the Secretary of State of Nevada and is expected to become effective on or about May        , 2007.

This Information Statement is dated May      , 2007 and is first being mailed to stockholders on or about May

, 2007.  Only shareholders of record at the close of business on April 24, 2007 are entitled to notice of the Resolution and to receive this Information Statement.

Atlin Mineral Exploration Corp.

Schedule 14C - Information Statement	Page 3

Reasons for the Amendments to Articles

Management wants to expand Atlin’s focus and identify and assess new projects for acquisition purposes that are more global in nature.  Management will continue to focus on exploring and adding value to the project interests already acquired but will also now focus on new projects on an international level.  In anticipation of expanding its focus, management has decided that Atlin should begin the timely process of changing its name.  The board of directors of Atlin believes that the name change will result in Atlin having a name that more accurately reflects the expanded focus on its business.

b.

Dissenters’ Right of Appraisal.

Neither the Articles and By-laws of Atlin nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the Resolution.

c.

Voting Securities and Principal Holders Thereof

As of April 24, 2007, there were 40,365,528 outstanding shares of common stock of Atlin, each of which was entitled to one vote for the purpose of approving the Resolution.  Stockholders of record at the close of business on April 24, 2007 (the date of the stockholders’ written consent) were furnished copies of this Information Statement.

Atlin confirms that there are no convertible securities in existence that are convertible into shares of common stock.

(i)

Security Ownership of Certain Beneficial Owners (more than 5%)

To the best knowledge of Atlin, the following table sets forth all persons beneficially owning more than 5% of the common stock of Atlin as at April 24, 2007.  Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Nadwynn Sing 1005 – 289 Drake Street Vancouver, British Columbia V6B 5Z5 Canada	23,700,000	58.7%

[1]  Based on 40,365,528 shares of common stock issued and outstanding as of April 24, 2007.

(ii)

Security Ownership of Management

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Nadwynn Sing 1005 – 289 Drake Street Vancouver, British Columbia V6B 5Z5 Canada	23,700,000	58.7%
shares of common stock	Directors and Executive Officers (as a group)	23,700,000	58.7%

[1]  Based on 40,365,528 shares of common stock issued and outstanding as of April 24, 2007.

(iii)

Changes in Control

Atlin is not aware of any arrangement that may result in a change in control of Atlin.

Atlin Mineral Exploration Corp.

Schedule 14C - Information Statement	Page 4

Item 2.

Statement That Proxies Are Not Solicited.

We are not asking you for a proxy and you are requested not to send us a proxy.

Item 3.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon.

Holders of a majority of Atlin’s outstanding shares of common stock approved the Resolution on April 24, 2007.   At that time and as of the date of this Information Statement, Nadwynn Sing has a direct beneficial ownership in 23,700,000 shares of common stock in the capital of Atlin.

Management has not received any notice of opposition to the Resolution.

Item 4. Proposals by Security Holders.

Not applicable as no proposals submitted.

By Order of the Board of Directors

/s/ Nadwynn Sing

Dated: April 25, 2007

  Nadwynn Sing – CEO & President

Atlin Mineral Exploration Corp.